Rule 497(e)
                                                              File No. 811-09165

THE KELMOORE STRATEGY(TM) COVERED OPTION FUND (the "Fund")

Supplement dated July 6, 1999 to Prospectus dated April 7, 1999

The following information replaces the information contained in the first paragraph under the heading "Distributions" on page 16 of the Fund's prospectus:

The Fund passes along to your account your share of investment earnings in the form of dividends and distributions. The Fund will distribute at least annually any net realized long-term capital gains obtained through Fund investment transactions. The Fund will pay monthly distributions from net investment income and any net realized short-term capital gain. Net investment income consists of dividends and interest accrued on portfolio investments less accrued expenses.